UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

February 4, 2005
(Date of earliest event reported)

ACME Communications, Inc.
(Exact name of registrant as specified in its charter)

DE	000-27105	33-0866283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 E. Fourth St. Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   714-245-9499

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective February 1, 2005, John E. Conlin has been appointed to the Company's Board of Directors.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACME Communications, Inc. (Registrant)
February 4, 2005 (Date)	/s/ THOMAS D. ALLEN Thomas D. Allen Executive Vice President and Chief Financial Officer